UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2011

NEOPROBE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (614) 793-7500

______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into Material Definitive Agreement.

On April 18, 2011, Neoprobe Corporation (the “Company”) issued a press release announcing that it had reached an agreement with Platinum Montaur Life Sciences, LLC, and its affiliate Platinum Partners Value Arbitrage Fund L.P. (together, "Platinum"), regarding the nomination of the Company's directors and other matters related to the Company's 2011 Annual Meeting. A copy of the complete text of the Company’s April 18, 2011, press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the terms of a Settlement Agreement, dated April 18, 2011 (the "Settlement Agreement"), the Company and Platinum have agreed to appoint Peter F. Drake, Ph.D. and Jess Emery Jones, M.D. to fill two current vacancies on the Company's board of directors (the "Board"), with terms expiring at the 2012 annual meeting of stockholders (the "2012 Class"). The Company has not made any decision regarding committee appointments for Drs. Drake and Jones at this time.  The Company also agreed to nominate Drs. Drake and Jones for election as directors of the Company for terms expiring at the Company’s 2014 Annual Meeting (the "2014 Class").  If Drs. Drake and Jones are elected to the Board and seated as directors in the 2014 Class, they would then be deemed to have resigned their positions as directors in the 2012 Class and will serve as directors in the 2014 Class; in the event that Dr. Drake and Dr. Jones are not elected to the 2014 Class at the 2011 Annual Meeting, they would automatically and without further action immediately be deemed to have resigned their positions as directors of the 2012 Class.  In addition, as previously disclosed in connection with his appointment as President and CEO of Neoprobe, Dr. Mark Pykett, V.M.D., Ph.D., will be nominated to the Board of Directors for election to the 2014 Class at the 2011 Annual Meeting.

Prior to the time that all 2014 Class directors are seated and the Board meets with them in attendance, the Board will not, and will not permit the Company to, delay or postpone the 2011 Annual Meeting to a date later than August 15, 2011, increase or decrease the number of directors on the Board, appoint anyone other than Drs. Drake and Jones to serve on the Board, or amend the Bylaws of the Company.

Platinum has also agreed to withdraw its letter proposing nominees to the Board for the 2011 Annual Meeting, not to engage in any independent proxy solicitation activities with respect to the 2011 Annual Meeting, and to amend the Schedule 13D Platinum filed on March 18, 2011, consistent with the terms of the Settlement Agreement, and not to commence, encourage or support any derivative action in the name of the Company or any class action against the Company with respect to any facts or events occurring or arising prior to the date of the agreement.  Platinum also agreed to vote at the 2011 Annual Meeting any shares of Neoprobe's common stock that it owns in favor of the directors nominated by the Board for election at the 2011 Annual Meeting.

Peter F. Drake, Ph.D., is the founder and general partner of Longevity Growth Partners, a private equity firm focusing on the nutraceutical industry. Dr. Drake began his career as a biotechnology analyst at Kidder, Peabody and Co. where he was a partner and head of the Healthcare Research Group.  In 1988, Dr. Drake co-founded Vector Securities International, an investment banking firm specializing in the life sciences industry, where he was executive vice president and director of research. In 1993, Dr. Drake co-founded Vector Fund Management, a life sciences venture fund, and Deerfield Management, a healthcare hedge fund. In 1999, Vector Securities International was purchased by Prudential Securities, where he was a Managing Director and Head of Healthcare Research.  Dr. Drake has served on the board of directors of Penwest Pharmaceuticals, a publicly traded specialty pharmaceutical company, which was purchased in 2010. He currently is a board member of Trustmark Insurance, a mutual insurance company; of Rodman and Renshaw, a publicly traded investment banking firm; and Cortex Pharmaceuticals, a public neuroscience company. Dr. Drake received his undergraduate degree from Bowdoin College, and his Ph.D. in neurobiology and biochemistry from Bryn Mawr College.

Jess Emery Jones, M.D., currently serves as a business development and strategic financing consultant to Cornova, Inc. In addition to Cornova, Dr. Jones serves as a director on the boards of New Cardio, Inc. (OTCBB: NWCI) and Novaray, Inc. From October, 2006 to January, 2011, Dr. Jones worked with Vision Capital Advisors, LLC in New York City as the Director of Healthcare Investing, analyzing investment opportunities in the biotech, pharmaceutical, medical technology, and medical services fields, and assisted companies in the implementation of their business plans. From 2001 to 2007, Dr. Jones attended Columbia College of Physicians & Surgeons in New York City, where he received his medical degree in May 2007. In 2005, while attending Columbia Medical School in New York City, Dr. Jones was awarded an American Heart Association - Medical Student Research Fellowship to study post-stroke inflammatory mediators in the Department of Neurosurgery. Additionally, Dr. Jones earned a B.A. degree from the University of Utah in 2001 and an M.B.A. from Columbia Business School in May 2007.

The foregoing description of the terms of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1, and which is incorporated herein in its entirety by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The contents of Item 1.01 are incorporated by reference into this item.

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, anticipated clinical and regulatory pathways and markets for the Company’s products, are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof.  Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance of its products, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, risks of development of new products, regulatory risks and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other Securities and Exchange Commission filings.  The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Settlement Agreement, dated April 18, 2011, by and among Platinum Life Sciences, LLC, Platinum Partners Value Arbitrage Fund, L.P. and Neoprobe Corporation.

99.1	Neoprobe Corporation press release dated April 18, 2011, entitled “Neoprobe Reaches Agreement with Platinum on Board Nominations.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: April 18, 2011	By:	/s/ Brent L. Larson
Brent L. Larson, Senior Vice President and Chief Financial Officer